INTERACTIVE BROKERS GROUP ANNOUNCES 2012 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.92, INCOME BEFORE TAXES OF $527 MILLION ON $1,131 MILLION IN NET REVENUES, AND EARNINGS PER SHARE ON NET INCOME OF $0.89.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, January 15, 2013 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.92 for the year ended December 31, 2012, compared to diluted earnings per share on a comprehensive basis of $1.31 for 2011.

Reported results on a comprehensive basis reflect the GAAP convention adopted in 2011 that requires the reporting of currency translation results contained in Other Comprehensive Income as part of reportable earnings.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.89 for the year ended December 31, 2012, compared to diluted earnings per share on net income of $1.37 for 2011.

Net revenues were $1,131 million and income before income taxes was $527 million for the year, compared to net revenues of $1,358 million and income before income taxes of $741 million for 2011.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on March 14, 2013 to shareholders of record as of March 1, 2013.

Business Highlights

•	47% pretax profit margin for 2012.
•	51% Electronic Brokerage pretax profit margin for 2012.
•	41% Market Making pretax profit margin for 2012.
•	Customer equity grew 31% from 2011 to $32.9 billion and customer accounts increased 11%.
•	Cleared DARTs decreased 6% from 2011 to 384,000.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes decreased 8%, to $342 million, in 2012.  Customer accounts grew 11% from the prior year and customer equity increased 31% during 2012.  Commissions and execution fees decreased 10%, consistent with the subdued trading environment.  Net interest income grew 9% from the prior year.  Pretax profit margin was 51% in 2012, down from 54% in 2011.  Total DARTs(1) for cleared and execution-only customers decreased 7% to 413,000 in 2012, compared to 444,000 during 2011.  Cleared DARTs were 384,000 in 2012, 6% lower than in 2011.

Market Making
Market Making segment income before income taxes decreased 54%, to $189 million, in 2012.  This decrease was driven by lower exchange volumes, lower actual-to-implied volatility and a swing in currency translation gains.  In 2012, our currency diversification strategy negatively impacted the income statement by $39 million, compared to an $11 million gain in 2011.  Including balance sheet effects, our currency strategy resulted in a slightly smaller loss than last year.  Currency translation effects are reported as part of Trading Gains in the Market Making segment.  Pretax profit margin decreased to 41% in 2012 from 59% in 2011.  Market Making options contract volume decreased 9% in 2012.

Effects of Foreign Currency Diversification
As a global broker and market maker trading on exchanges around the world and transacting in multiple currencies, we are exposed to fluctuations in foreign exchange rates.  We actively manage this exposure by maintaining our net worth in GLOBALs, a basket of 16 currencies in which we hold our equity.  In 2012, this currency strategy decreased our profits, as measured in U.S. dollars, as the U.S. dollar value of the GLOBAL decreased by approximately 0.4%.  The effects of our currency strategy are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income, described below.

Comprehensive Income
Reported results on a comprehensive basis reflect the Company’s adoption of U.S. GAAP guidance (2) issued in June 2011 that requires the presentation of a Statement of Comprehensive Income, replacing the former Statement of Income.  The Statement of Comprehensive Income reports currency translation results that are a component of Other Comprehensive Income (“OCI”) directly in this statement.  Previously, OCI was reported as a component of changes in Total Equity in the Statement of Financial Condition.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Accounting Standards Update 2011-05, Comprehensive Income.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, January 15, 2013, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2008	101,672		120,195		16,966		238,833		944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968
2012	60,421	-5%	150,000	-7%	16,118	-16%	226,540	-7%	904

4Q2011	15,093		39,554		5,432		60,079		961
4Q2012	14,477	-4%	37,300	-6%	3,532	-35%	55,309	-8%	878

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2008		757,732		108,984		55,845,428
2009		643,380	-15%	82,345	-24%	75,449,891	35%
2010		678,856	6%	96,193	17%	84,469,874	12%
2011		789,370	16%	106,640	11%	77,730,974	-8%
2012		698,140	-12%	98,801	-7%	65,872,960	-15%

4Q2011		203,566		26,655		16,012,605
4Q2012		159,048	-22%	25,591	-4%	17,278,459	8%

MARKET MAKING		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2008 **		514,629		21,544		26,008,433
2009 **		428,810	-17%	15,122	-30%	26,205,229	1%
2010 **		435,184	1%	15,371	2%	19,165,000	-27%
2011 **		503,053	16%	15,519	1%	11,788,769	-38%
2012 **		457,384	-9%	12,660	-18%	9,339,465	-21%

4Q2011 **		135,559		3,672		2,687,537
4Q2012 **		102,703	-24%	3,203	-13%	2,361,442	-12%

BROKERAGE TOTAL		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2008		243,103		87,440		29,836,995
2009		214,570	-12%	67,223	-23%	49,244,662	65%
2010		243,672	14%	80,822	20%	65,304,874	33%
2011		286,317	18%	91,121	13%	65,942,205	1%
2012		240,756	-16%	86,141	-5%	56,533,495	-14%

4Q2011		68,007		22,983		13,325,068
4Q2012		56,345	-17%	22,388	-3%	14,917,017	12%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2008	77,207		85,599		26,334,752
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%
2012	144,539	-1%	84,794	-5%	54,371,351	-14%

4Q2011	32,960		22,587		12,556,217
4Q2012	36,602	11%	21,952	-3%	14,348,785	14%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	4Q2012	4Q2011	% Change
Total Accounts	210	189	11%
Customer Equity (in billions) *	$32.9	$25.1	31%

Cleared DARTs	378	412	-8%
Total Customer DARTs	407	447	-9%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.24	$4.07	4%
DART per Avg. Account (Annualized)	457	556	-18%
Net Revenue per Avg. Account (Annualized)	$3,233	$3,435	-6%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
		2012	2011	2012	2011
		(in millions)

Electronic Brokerage	Net revenues	$172.1	$166.4	$670.4	$691.5
	Non-interest expenses	84.8	80.7	328.7	321.2

	Income (loss) before income taxes	$87.3	$85.7	$341.7	$370.3

	Pre-tax profit margin	51%	52%	51%	54%

Market Making	Net revenues	$71.8	$166.1	$459.6	$698.5
	Non-interest expenses	63.4	75.3	271.0	285.3

	Income (loss) before income taxes	$8.4	$90.8	$188.6	$413.2

	Pre-tax profit margin	12%	55%	41%	59%

Corporate*	Net revenues	$3.2	($24.6)	$0.5	($31.7)
	Non-interest expenses	2.7	(0.3)	3.8	10.7

	Income (loss) before income taxes	$0.5	($24.3)	($3.3)	($42.4)

Total	Net revenues	$247.1	$307.9	$1,130.5	$1,358.3
	Non-interest expenses	150.9	155.7	603.5	617.2

	Income (loss) before income taxes	$96.2	$152.2	$527.0	$741.1

	Pre-tax profit margin	39%	49%	47%	55%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2012	2011	2012	2011
	(in millions, except share and per share data)

Revenues:
Trading gains	$63.1	$150.5	$435.1	$665.2
Commissions and execution fees	103.1	109.9	412.6	456.2
Interest income	67.8	68.4	268.4	280.2
Other income	25.6	(0.1)	76.4	43.0

Total revenues	259.6	328.7	1,192.5	1,444.6

Interest expense	12.5	20.8	62.0	86.3

Total net revenues	247.1	307.9	1,130.5	1,358.3

Non-interest expenses:
Execution and clearing	58.5	66.9	251.0	281.3
Employee compensation and benefits	64.3	55.1	244.5	216.3
Occupancy, depreciation and amortization	9.9	9.8	38.8	37.1
Communications	6.1	5.8	23.3	23.6
General and administrative	12.1	18.1	45.9	58.9

Total non-interest expenses	150.9	155.7	603.5	617.2

Income before income taxes	96.2	152.2	527.0	741.1

Income tax expense	(4.4)	7.4	30.0	53.9

Net income	100.6	144.8	497.0	687.2

Net income attributable to noncontrolling interests	91.5	131.2	456.3	625.3

Net income (loss) attributable to common stockholders	$9.1	$13.6	$40.7	$61.9

Earnings (loss) per share :
Basic	$0.19	$0.29	$0.89	$1.39
Diluted	$0.19	$0.29	$0.89	$1.37

Weighted average common shares outstanding:
Basic	47,489,141	45,569,269	46,814,676	43,924,554
Diluted	47,680,329	45,944,562	47,070,522	44,364,902

Comprehensive income:
Net income (loss) attributable to common stockholders	$9.1	$13.6	$40.7	$61.9
Other comprehensive income:
Cumulative translation adjustment, before income taxes	0.9	(2.4)	2.2	(4.5)
Income taxes related to items of other comprehensive income	0.3	(1.0)	0.8	(1.8)
Other comprehensive income (loss), net of tax	0.6	(1.4)	1.4	(2.7)
Comprehensive income (loss) attributable to common stockholders	$9.7	$12.2	$42.1	$59.2

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	91.5	$131.2	$456.3	$625.3
Other comprehensive income (loss) - cumulative translation adjustment	7.1	(18.6)	17.0	(27.8)
Comprehensive income attributable to noncontrolling interests	$98.6	$112.6	$473.3	$597.5

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31, 2012	December 31, 2011
	(in millions)

Assets
Cash and cash equivalents	$1,614.6	$1,695.5
Cash and securities - segregated for regulatory purposes	12,482.4	10,069.9
Securities purchased under agreements to resell	428.9	375.4
Securities borrowed	2,837.3	2,661.7
Trading assets, at fair value	4,518.3	6,615.1
Receivables from customers, net of allowance	9,851.0	7,024.8
Receivables from brokers, dealers and clearing organizations	872.3	1,397.8
Other assets	596.1	564.2

Total assets	$33,200.9	$30,404.4

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$4,286.3	$6,156.1
Securities loaned	1,840.6	1,386.1
Short-term borrowings	110.4	6.5
Other payables:
Customers	21,422.0	17,300.1
Brokers, dealers and clearing organizations	361.8	247.4
Other payables	376.5	394.9
	22,160.3	17,942.4

Senior notes payable and senior secured credit facility	0.0	101.4

Reedeemable noncontrolling interests	0.0	5,269.6

Equity
Stockholders' equity	588.7	(457.7)
Noncontrolling interests	4,214.6	0.0
Total equity	4,803.3	(457.7)

Total liabilities and equity	$33,200.9	$30,404.4

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2012	2011	2012	2011
	(in millions, except share and per share data)

Net income (loss) attributable to common stockholders	$9.1	$13.6	$40.7	$61.9
Add (deduct) net income attributable to non-fair value redemption rights	0.0	(0.4)	1.1	(0.9)

Net income (loss) available for common stockholders	$9.1	$13.2	$41.8	$61.0

Other comprehensive income:
Cumulative translation adjustment, before income taxes	0.9	(2.4)	2.2	(4.5)
Income taxes related to items of other comprehensive income	0.3	(1.0)	0.8	(1.8)
Other comprehensive income (loss), net of tax	0.6	(1.4)	1.4	(2.7)

Comprehensive income (loss) available for common stockholders	$9.7	$11.8	$43.2	$58.3

Comprehensive income (loss) per share:
Basic	$0.20	$0.26	$0.92	$1.33
Diluted	$0.20	$0.26	$0.92	$1.31

Weighted average common shares outstanding:
Basic	47,489,141	45,569,269	46,814,676	43,924,554
Diluted	47,680,329	45,944,562	47,070,522	44,364,902